SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement	[ ] Confidential, For Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Series Trust

(Name of Registrant as Specified in Its Charter)
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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
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(2) Form, Schedule or Registration Statement No.:
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(3) Filing Party:
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(4) Date Filed:
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EATON VANCE GROUP FUNDS

The Eaton Vance Building 255 State Street Boston, Massachusetts 02109

Recently we sent you proxy information regarding the Special Meeting of Shareholders. Our records indicate that we have not received your important vote. We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the Meeting and avoid the possibility of an adjournment. Enclosed for your convenience is a proxy statement for your review.

EVERY VOTE COUNTS

You may think your vote is not important, but your participation is critical to hold the meeting, so please vote immediately. Any additional solicitations are costly and time-consuming. We urge you to vote your proxy now. You and all other shareholders will benefit from your cooperation.

YOUR FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

Eaton Vance has made it very
Please vote now to be	easy for you to vote. Choose one
sure your vote is	of the following methods:
received in time for the	·	Log on to the website noted on your proxy
card, enter the control number printed on
November 14, 2008		the card, and vote by following the on-
screen prompts.
Special Meeting of
	·	Dial the toll-free phone number on the
Shareholders.		proxy card, enter the control number
printed on the card and follow the
Thank you		touchtone prompts.
	·	Mail in your signed proxy card in the
for your participation.		envelope provided.

Voting takes only a few minutes. PLEASE VOTE TODAY. (If you have recently voted, please disregard this notice.)

OBO

EATON VANCE GROUP FUNDS

The Eaton Vance Building 255 State Street Boston, Massachusetts 02109

Recently we sent you proxy information regarding the Special Meeting of Shareholders. Our records indicate that we have not received your important vote. We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the Meeting and avoid the possibility of an adjournment. Enclosed for your convenience is a proxy statement for your review.

EVERY VOTE COUNTS

You may think your vote is not important, but your participation is critical to hold the meeting, so please vote immediately. Any additional solicitations are costly and time-consuming. We urge you to vote your proxy now. You and all other shareholders will benefit from your cooperation.

YOUR FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

1-866-412-8382

Eaton Vance has made it very
easy for you to vote. Choose one
Please vote now to be	of the following methods:

sure your vote is	·	Speak to a Proxy Specialist by calling the
number above. We can answer any of
received in time for the		your proxy related questions and record
your vote. (Open: M-F 9:30am – 9pm, Sat
November 14, 2008		10am – 6pm Eastern Time)
	·	Log on to the website noted on your proxy
Special Meeting of		card, enter the control number printed on
the card, and vote by following the on-
Shareholders.		screen prompts.
	·	Dial the toll-free phone number on the
Thank you		proxy card, enter the control number
printed on the card and follow the
for your participation.		touchtone prompts.
	·	Mail in your signed proxy card in the
envelope provided.

Voting takes only a few minutes. PLEASE VOTE TODAY.

(If you have recently voted, please disregard this notice.)

REG

Eaton Vance Tax-Managed Growth Fund 1.0 Solicitation Script 1-866-412-8382

Greeting:

Hello, is Mr. /Ms. _________available please?
Hi Mr. /Ms. _____________, my name is _____________and I am calling on behalf of the Eaton Vance Tax-Managed Growth Fund 1.0 on a recorded line. Recently you were mailed information regarding the upcoming Special Meeting of Shareholders.
Have you had the opportunity to review this material?

Your Fund’s Board of Trustees is recommending that you vote in favor of the proposal outlined in the proxy statement. For your convenience, would you like to vote now over the phone?

IF Yes: The process will only take a few moments.

Again, my name is _____________, a proxy voting specialist on behalf of the Eaton Vance Tax-Managed Growth Fund 1.0. Today’s date is ____________
and the time is ___________Eastern Time.

Would you please state your full name and full mailing address?

Are you authorized to vote all shares?
(If yes, proceed with voting process)

(If no, identify with shareholder which accounts s/he is authorized to vote and proceed with voting process)

The Board of Trustees has unanimously approved the proposal as set forth in the material you received and recommends a favorable vote for this proposal. How do you wish to vote your account/each of your accounts?

For Favorable Vote:

Mr. /Ms. __________________I have recorded your vote as
follows, for all of your Eaton Vance Tax-Managed Growth
Fund 1.0 accounts you are voting in favor of the proposal as set forth in the proxy materials you received.

For Non-Favorable Vote:

Mr./Ms. ___________________I have recorded your vote as
follows, for all of your Eaton Vance Tax-Managed Growth
Fund 1.0 accounts you are voting against the proposal as set forth in the proxy materials you received.

For Abstentions:

Mr./Ms. ____________________I have recorded your vote as
follows, for all of your Eaton Vance Tax-Managed Growth
Fund 1.0 accounts you are abstaining on the proposal as set
forth in the proxy materials you received.

You will receive a written confirmation of your vote. If you wish to make any changes you may contact us by calling 1-866-412-8382. Thank you very much for your participation and have a great day/evening.

If Unsure of voting:

Would you like me to review the proposal with you? (Answer all the shareholders questions and ask them if they wish to vote over the phone. If they agree, return to authorized voting section)

If Not Received:

I can resend the materials to you. Do you have an email address this can be sent to?
(If yes: Type email address in the notes and read it back phonetically to the shareholder) (If not, continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state &
zip)
Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at the toll free number listed in the material.

If Shares were sold after (record date)

I understand Mr./Ms.__________, however you were a shareholder on the record date and therefore you are still entitled to vote your shares. Would you have any objections to voting your shares now?

If Not Interested:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:

Hello, my name is ____________________and I am a proxy voting specialist for the Eaton Vance Tax-Managed Growth Fund 1.0. You

should have received proxy material in the mail concerning the Special

Meeting of Shareholders to be held on November 14, 2008.

Your participation is very important. To vote over the telephone, call toll-

free at 1-866-412-8382 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday,

9:30 AM to 9:00 PM and Saturday 10:00AM to 6:00 PM Eastern Time.

Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, this is the Broadridge Proxy Service Center calling with an important message on behalf of the Eaton Vance Tax-Managed Growth Fund 1.0. You should have received proxy material in the mail concerning the Special

Meeting of Shareholders to be held on November 14, 2008.

Your participation is very important. To vote over the telephone, call toll-free at 1-866-412-8382 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:30 AM –

9:00 PM and Saturday 10:00AM – 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING

“Thank you for calling the Broadridge Proxy Services Center for the

Eaton Vance Tax-Managed Growth Fund 1.0. Our offices are now closed.

Please call us back during our normal business hours which are, Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM

Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE

     “Thank you for calling the Broadridge Proxy Services Center for the Eaton Vance Tax-Managed Growth Fund 1.0. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE

“Thank you for calling the Broadridge Proxy Services Center for the

Eaton Vance Tax-Managed Growth Fund 1.0. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your

Eaton Vance Tax-Managed Growth Fund 1.0, please contact your

Financial Advisor or call the Eaton Vance Tax-Managed Growth Fund

1.0 at 1-800-262-1122. Thank you for investing with the Eaton Vance

Tax-Managed Growth Fund 1.0. "